                                                                  Exhibit 10.149

                            VACANCY ESCROW AGREEMENT

     THIS VACANCY ESCROW AGREEMENT (this "Escrow Agreement") is made as of this ___ day of May, 2004, by and among NORTHPOINTE DELAWARE, LLC, a Delaware limited liability company, and CHULA VISTA PLAZA, LLC, a California limited liability company (collectively, "Seller"); INLAND WESTERN SPOKANE NORTHPOINTE, L.L.C., a Delaware limited liability company ("Inland"); and CHICAGO TITLE INSURANCE COMPANY ("Escrow Agent").

                                    RECITALS:

     A. Seller and Inland Real Estate Acquisitions, Inc. previously entered into an Agreement of Purchase and Sale, dated as of March 23, 2004 (as amended and reinstated, the "Agreement"), a copy of which Agreement has been delivered to Escrow Agent and is incorporated by reference herein. Inland Real Estate Acquisitions, Inc. subsequently assigned its interest in the Agreement to Inland by Assignment and Assumption of Agreement of Purchase and Sale effective May 27, 2004.

     B. Capitalized terms used herein and not defined herein shall have the meanings ascribed to those terms in the Agreement.

     C. Pursuant to Section 11.9 of the Agreement, Seller has agreed to establish an escrow for the Vacant Space (the "Vacant Space Escrow").

     D. Seller and Inland have agreed that Seller will deposit with Escrow Agent the sum of ONE HUNDRED SIXTY THREE THOUSAND FIVE HUNDRED SIXTY-FIVE AND 33/100 DOLLARS ($163,565.33) in the Vacant Space Escrow (the "Vacant Space Escrowed Funds"), which funds shall be held, administered and disbursed pursuant to the terms of this Escrow Agreement.

     NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   (a)    Simultaneously with the execution of this Escrow Agreement,
Seller will deposit, in cash, with the Escrow Agent the Vacant Space Escrowed Funds.

          (b) The parties agree that to the extent there are inconsistencies between the requirements set forth in Section 11.9 of the Agreement and this Escrow Agreement, the terms of this Escrow Agreement shall control. Nothing in this Escrow Agreement shall be deemed to amend the terms of the Agreement with respect to the amounts that are due to either party as calculated by the terms of the Agreement.

     2.   (a)    The Escrow Agent agrees to invest the Vacant Space Escrowed
Funds in Permitted Investments, as hereinafter defined. The Escrow Agent shall not invest the Vacant Space Escrowed Funds in any investment that would require the Escrow Agent to pay a penalty for early withdrawal to pay a monthly disbursement. Interest earned on the Vacant Space Escrowed Funds shall accrue to such funds and be paid out in accordance with the Agreement. For tax purposes, interest earned on the escrowed funds shall be for the account of Seller. Seller's tax identification numbers are:_________.

          (b)    The term "Permitted Investments" means:

                 (i)    Government Obligations as hereinafter defined;

                 (ii) Negotiable or non-negotiable certificates of deposit and time deposits (including Eurodollar certificates of deposit), maturing within ninety (90) days from the date of acquisition, issued by a federally chartered bank having at least $10 billion in total assets (an "Approved Bank"); and

                 (iii) money market funds of Chase Manhattan Bank or Bank of America, N.A.

                             The term "Government Obligations" means (a) direct
                        obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged, or (b) obligations issued by a person controlled or supervised by and acting as an instrumentality of the United States of America, the payment of the principal of, premium, if any, and interest on which is fully guaranteed as a full faith and credit obligation of the United States of America (including any securities described in (a) or (b) above in this sentence issued or held in book-entry form on the books of the Department of the Treasury of the United States of America), which obligations, in either case, are not subject to redemption prior to maturity at less than par by anyone other than the owner.

     3.   (a)    (i)    Not less than ten (10) days before the end of each
calendar month, Inland may submit a written request for payment to the Escrow Agent and Seller that certifies the amount of funds from the Vacant Space Escrow that are due to Inland for Vacant Space for the following calendar month (the "Payment Certification") pursuant to Section 11.9 of the Agreement. A basic example of the Payment Certification is attached hereto as SCHEDULE A. If Inland fails to send a Payment Certification for a given month, and Inland was due to receive a disbursement for such month, then Inland shall not waive its right to receive such disbursement because it failed to send such Payment Certification, and Inland shall have the right to add the overdue disbursement to a future Payment Certification for disbursement.

                 (ii) Escrow Agent shall disburse to Inland the amount certified for such payment in the Payment Certification on the first business day of the following calendar month after Escrow Agent and Seller have received the Payment Certification, unless Escrow Agent receives a written notice from Seller objecting to a release from the Vacant Space Escrow of all or part of the amount certified for payment in the Payment Certification within five (5) business days after Seller's and Escrow Agent's receipt of the Payment Certification. Any such objection must set forth the basis on which such objection is made and the amount to which such objection is made. In such event, Escrow Agent shall release only such amount certified for payment in the Payment Certification that Seller does not object to, if any, and Escrow Agent shall continue to hold the portion of the amount certified for payment in the Payment Certification Seller objects to until directed to do otherwise by joint written instruction from the parties or a decision by the Consulting Broker (as defined below) pursuant to (iii) below directing the disposition of such portion of the amount certified for payment in the Payment Certification objected to by Seller.

                 (iii) In the event Seller objects to the release of Vacant Space Escrowed Funds for payment of an amount certified for payment in the Payment Certification, and the parties cannot resolve such disagreement or dispute, then either party shall have the right, upon ten (10) days notice to the other party, to have the disagreement or dispute submitted to the Consulting Broker, for decision, whose decision shall be binding on Seller and Inland. Seller or Inland shall have the right to propose to the other the name of a third-party commercial real estate broker with at least ten (10) years experience in the shopping center field to resolve such disagreement or dispute (the "Consulting Broker"). If the parties cannot agree on such proposed Consulting Broker, either one shall have the right to refer the selection of the Consulting Broker to the president of a commercial real estate brokerage association that serves the area in which the Property is located and is qualified with ten years experience in the shopping center field, except if the president is not an independent party or otherwise qualified as provided above, in which case the matter shall be submitted to the next senior officer of such association who is independent of both parties and has the requisite experience qualification, who shall make such designation within ten (10) business days after request therefor by either party, in which event such designated broker shall be deemed the "Consulting Broker". With regard to any disagreement or dispute referred to the Consulting Broker pursuant to this subparagraph (iii), such Consulting Broker shall review the matter and render a decision within thirty (30) days after referral of the matter for a decision. Seller and Inland shall each be responsible for and pay one-half (1/2) of the Consulting Broker's reasonable fees and expenses incurred in connection with rendering its decision pursuant to this subparagraph (iii), and have the right to exercise all rights and remedies available to it to enforce the Consulting Broker's decision.

          (b)    (i)    Upon consummation of a Qualified Replacement Lease for
any of the Vacant Space, Seller may submit a written request to Escrow Agent and to Inland that shall certify the portion of the Vacant Space Escrowed Funds remaining in the Vacant Space Escrow with respect to such space that is to be released to Seller (the "Release Certification") pursuant to Section 11.9 of the Agreement. A basic example of the Release Certification is attached hereto as SCHEDULE B.

                 (ii) Escrow Agent shall disburse to Seller the amount certified for such payment in the Release Certification on the tenth (10th) day after Escrow Agent and Inland received the Release Certification unless Escrow Agent receives a written notice from Inland objecting to a release from the Vacant Space Escrow of all or part of the amount certified for payment in the Release Certification within five (5) business days after Inland's and Escrow Agent's receipt of the Release Certification. Any such objection must set forth the basis on which such objection is made and the amount to which such objection is made. In such event, Escrow Agent shall release only such amount certified for payment in the Release Certification that Inland does not object to, if any, and Escrow Agent shall continue to hold the portion of the amount certified for payment in the Release Certification Inland objects to until directed to do otherwise by joint written instruction from the parties or a decision by the Consulting Broker pursuant to Paragraph 3(a)(iii) above directing the disposition of such portion of the amount certified for payment in the Release Certification objected to by Inland.

                 (iii) In the event Inland objects to the release of Vacant Space Escrowed Funds for payment of an amount certified for payment in the Release Certification, and the parties cannot resolve such disagreement or dispute, the disagreement or dispute shall be submitted to the Consulting Broker, for decision, whose decision shall be binding on Seller and Inland.

          (c) All funds remaining in the Vacant Space Escrow as of the date that is twenty-four (24) months after the date of this Escrow Agreement (the "Expiration Date") shall be immediately disbursed to Inland.

          (d) Except as expressly provided herein, neither Seller nor Inland shall have any right or power to withdraw Vacant Space Escrowed Funds.

     4. Escrow Agent acknowledges that it has received compensation for its services performed pursuant to this Escrow Agreement; PROVIDED, HOWEVER, in the event of a dispute between Seller and Inland concerning disbursement of the Vacant Space Escrowed Funds or as a result of interpleader, Seller and Inland shall each pay one-half (1/2) of Escrow Agent's reasonable attorneys' fees and cost.

     5. All notices, requests and other communications to any party hereunder and all notices to the Escrow Agent required under this Escrow Agreement shall be in writing (including telecopies, facsimile transmissions, and similar writings) and shall be given to such party at its address, telecopier or facsimile number set forth below or such other address, telecopier or facsimile number as such party may hereafter specify for that purpose by notice to the other party. If a party sends notice by facsimile, then it shall also send a duplicate copy by hand, U.S. Mail, overnight mail or other means; provided, however, that notice shall be deemed given upon the confirmed transmission of the facsimile copy.

TO SELLER:

Barclays Realty and Management Co.
9777 Wilshire Boulevard, Suite 1009
Beverly Hills, California 90212
Attn: Ruben Poplawski
Facsimile: (310) 276-0878

With copy to:

Perkins Coie
10885 N.E. Fourth Street, Suite
Bellevue, Washington 98004
Attn: Craig Gilbert, Esq.
Facsimile: ________________________

TO INLAND:

Inland Real Estate Acquisitions, Inc.
501 Manatee Avenue West
Holmes, Florida 34217
Attn: Steve D. Sanders
Facsimile (941) 779-2000

With copy to:

2901 Butterfield Road
Oak Brook, IL 60523
Facsimile: (630) 218-4900
Attention: Michael J. Moran

TO THE ESCROW AGENT:

Chicago Title Insurance Company
171 North Clark Street
Chicago, IL
Attention: Nancy Castro
Facsimile: (312) 223-2108

Each such notice, request or other communication shall be effective and shall be deemed received (a) if given by telecopier or facsimile transmission, when such telecommunication is transmitted and confirmation of receipt obtained (provided, however, that a duplicate copy shall also be sent to the same party by hand, U.S. Mail, overnight mail or other means), (b) if given by mail, three days after such communication is so deposited, postage prepaid, by registered or certified mail, return receipt requested, in the U.S. Mail, (c) if given by overnight mail, then on the next business day after deposit with a nationally recognized overnight mail service, or (d) if given by any other means, when delivered at the address specified in this Section.

     6. No amendment or modification of this Escrow Agreement shall be effective unless in writing, signed by all of the parties hereto.

     7. Escrow Agent hereby accepts the duties imposed upon it by this Escrow Agreement and agrees to perform such duties subject to the following terms and conditions:

          (a) The Escrow Agent undertakes to perform such duties and only such duties as are specifically set forth in this Escrow Agreement.

          (b) In the absence of bad faith, the Escrow Agent may conclusively rely upon written notices and statements or documents received from a party to this Escrow Agreement or from a duly authorized representative of a party to this Escrow Agreement, as Escrow Agent reasonably believes to be genuine, and shall incur no liability on account of such reliance.

          (c) Except where it shall be determined that the Escrow Agent is liable for gross negligence or willful misconduct:


                 (1) The Escrow Agent shall not be liable for any error of judgment; and

                 (2) The Escrow Agent shall not be liable with respect to any action taken or omitted to be taken by the Escrow Agent in accordance with this Escrow Agreement.

          (d) No provision of this Escrow Agreement shall be construed to require the Escrow Agent to expend or risk the Escrow Agent's own funds or otherwise incur any financial liability in the performance of any of the duties hereunder.

          (e) Escrow Agent shall not be responsible for the validity or the execution of this Escrow Agreement.

          (f) The parties shall indemnify and hold Escrow Agent harmless from and against any and all loss, liability, claim, damage or expense (hereinafter collectively "Damages"), including reasonable attorney's fees, (I) which Escrow Agent may incur or suffer by reason of its performance under this Escrow Agreement (except Escrow Agent's gross negligence or willful misconduct) for which such party is responsible, and (2) which arise from or relate to any action by or failure of such party related to the subject matter of this Escrow Agreement.

     8. This document may be executed in as many counterparts as may be required; and it shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of such counterparts. All counterparts shall collectively constitute a single document.

     9. This Escrow Agreement may be executed and delivered by exchange of facsimile copies showing the signatures of Seller, Inland and Escrow Agent and those signatures need not be affixed to the same copy. The facsimile copies showing the signatures of Seller, Inland and Escrow Agent will constitute originally signed copies of the same agreement requiring no further execution.

     10.  Time is of the essence of this Escrow Agreement and the terms hereof.

     11. The liability of each Seller under this Escrow Agreement is and shall be joint and several.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]
              [See following pages for counterpart signature pages]

                     SELLER'S COUNTERPART SIGNATURE PAGE TO
                                ESCROW AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the ___ day of May, 2004 as to Seller.

SELLER:

NORTHPOINTE DELAWARE, LLC, a
Delaware limited liability company


By:
   ------------------------------------
      Ruben Poplawski
      Sole Manager

CHULA VISTA PLAZA, LLC, a
California limited liability company


By:
   ------------------------------------
      Ruben Poplawski
      Sole Manager

                     INLAND'S COUNTERPART SIGNATURE PAGE TO
                                ESCROW AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the ____ day of May, 2004 as to Inland.


INLAND:

INLAND WESTERN SPOKANE
NORTHPOINTE, L.L.C., a Delaware
limited liability company

By:   INLAND WESTERN RETAIL
      REAL ESTATE TRUST, INC.,
      a Maryland corporation, its sole member


      By: /s/ [ILLEGIBLE]
         ------------------------------------
             Name:
                  ---------------------------
             Its: [ILLEGIBLE]
                 ----------------------------

                   ESCROW AGENT'S COUNTERPART SIGNATURE PAGE TO
                                ESCROW AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the ___ day of May, 2004 as to Escrow Agent.


                                             ESCROW AGENT:

                                             CHICAGO TITLE INSURANCE COMPANY


                                             By:
                                                ------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                   SCHEDULE A

                              Payment Certification

                               LETTER OF DIRECTION

TO:       Chicago Title Insurance Company
          171 North Clark Street
          Chicago, Illinois 60601
          Attn: Nancy Castro

RE:       Escrow No. _________________________ (the "Escrow")

DATED:    ______________

Dear Nancy:

     With respect to the above-referenced Escrow and pursuant to that certain Vacancy Escrow Agreement dated as of ______________, 2004, among Northpointe Delaware, LLC, and Chula Vista Plaza, LLC (collectively, "Seller"), and Chicago Title Insurance Company ("CTIC") and the undersigned, CTIC is hereby directed to disburse to the undersigned the sum of $_____________________ from the Escrow.

     All disbursements should be made on ______________, 2004.

     If you have any questions or comments, or receive any objection from Seller to the disbursement of any funds from the Escrow as directed in this letter, please call us as soon as possible.

                        Very Truly Yours,

                        INLAND WESTERN SPOKANE NORTHPOINTE, L.L.C., a Delaware limited liability company

                        By: INLAND WESTERN RETAIL REAL ESTATE
                            TRUST, INC., a Maryland corporation, its sole member


                            By:
                               ------------------------------------
                                   Name:
                                        ---------------------------
                                   Its:
                                       ----------------------------


     cc:  Ruben Poplawski
          Eric Diamond
          Craig Gilbert, Esq.

                                   SCHEDULE B

                              Release Certification

                               LETTER OF DIRECTION

TO:       Chicago Title Insurance Company
          171 North Clark Street
          Chicago, Illinois 60601
          Attn: Nancy Castro

RE:       Escrow No. ________________________ (the "Escrow")

DATED:    ______________

Dear Nancy:

With respect to the above-referenced Escrow and pursuant to that certain Vacancy Escrow Agreement dated as of ___________________, 2004, among Inland Western Spokane Northpointe, L.L.C. ("Inland"), Chicago Title Insurance Company ("CTIC") and the undersigned, CTIC is hereby directed to disburse to the undersigned the sum of $_______________________ from the Escrow.

     All disbursements should be made on ____________________________, 2004.

     If you have any questions or comments, or receive any objection from Inland to the disbursement of any funds from the Escrow as directed in this letter, please call us as soon as possible.

Very Truly Yours,

NORTHPOINTE DELAWARE, LLC, a
Delaware limited liability company


By:
   ------------------------------------
      Ruben Poplawski
      Sole Manager

CHULA VISTA PLAZA, LLC, a
California limited liability company


By:
   ------------------------------------
      Ruben Poplawski
      Sole Manager

cc:   Steven D. Sanders
      Michael Moran, Esq.